UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14C
(RULE 14c-101)

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

Check the appropriate box:

☒       Preliminary information statement

☐ Confidential, for use of the Commission only (as permitted by Rule 14c-5(d)(2))

☐ Definitive information statement

EntrepreneurShares Series Trust

(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No Fee required.
☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) of Schedule 14A (17 CFR 240.14a-101) per Item 1 of this Schedule and Exchange Act Rules 14c-5(g) and 0-11

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ERShares Entrepreneurs ETF

a series of EntrepreneurShares Series Trust

175 Federal Street, Suite 875
Boston, Massachusetts 02210

877-271-8811

____________

NOTICE OF APPROVAL BY SHAREHOLDERS' WRITTEN CONSENT OF AMENDED AND RESTATED INVESTMENT ADVISORY AGREEMENT

____________

Dear Shareholder:

The enclosed document is purely for informational purposes. You are not being asked to vote or take action on any matter. The document relates to an approved amended and restated investment advisory agreement between Capital Impact Advisors, LLC and EntrepreneurShares Series Trust (the "Trust") on behalf of ERShares Entrepreneurs ETF (the "Fund"), a series of the Trust.

As described in the enclosed Information Statement, the Fund's Board of Trustees and a shareholder representing a majority of the Fund's outstanding shares approved an amended and restated investment advisory agreement on the terms described herein.

As always, please feel free to contact the Trust at 877-271-8811 with any questions you may have.

Sincerely,

Dr. Joel M. Schulman

President

EntrepreneurShares Series Trust

ERShares Entrepreneurs ETF

a series of EntrepreneurShares Series Trust

175 Federal Street, Suite 875
Boston, Massachusetts 02210

877-271-8811

____________

INFORMATION STATEMENT

____________

This Information Statement is furnished by the Board of Trustees (the "Board" or "Trustees") of the ERShares Entrepreneurs ETF (the "Fund"), a series of EntrepreneurShares Series Trust (the "Trust"), a Delaware statutory trust. This Information Statement is being sent on or about April 10, 2023 in lieu of a proxy statement and pursuant to approval by the Board on March 15, 2023, and approval by written consent of a shareholder of the Fund representing a majority of the outstanding voting securities of the Fund as of March 15, 2023.

Under the Investment Company Act of 1940, as amended (the "1940 Act"), contracts of advisers must "… precisely describes all compensation to be paid thereunder…" Consequently, the amendment of the current advisory agreement to increase the advisory fee from 0.49% of average daily net assets to 0.75% represents a material change and, in effect, creates a new agreement. For these reasons, the Trust has determined that the amendment created a new agreement that requires Board and majority shareholder approval. As a result, the Board of Trustees of the Trust at a meeting held on March 15, 2023, approved an amended and restated investment advisory agreement (the "New Investment Advisory Agreement") between the Fund's investment adviser, Capital Impact Advisors, LLC (the "Adviser") and the Trust on behalf of the Fund. A shareholder representing a majority of the outstanding voting securities of the Fund has approved the New Investment Advisory Agreement.

For purposes of this shareholder vote, "majority of the outstanding voting securities" of a Fund means the vote (a) of 67% or more of the shares, if the holders of more than 50% of the outstanding shares are present or represented by proxy; or (b) of more than 50% of the outstanding shares, whichever is less of a Fund's outstanding shares. The change in the Fund's advisory fee will be included in a supplement to the Prospectus and Statement of Additional Information, which will be filed with the U.S. Securities and Exchange Commission ("SEC") prior to or concurrently with the May 1, 2023, effective date of the change in the advisory fee.

This Information Statement is being supplied to shareholders to fulfill the notice requirement, and a notice regarding the website availability of this Information Statement will be mailed on or about April 10, 2023, to the Fund's shareholders of record as of March 27, 2023 (the "Record Date"). This Information Statement describes the approved changes to the Fund's advisory agreement. As of the Record Date, there were issued and outstanding [____] shares of the Fund. Since a shareholder with a majority of the outstanding voting securities of the Fund

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has already voted to approve the New Investment Advisory Agreement, the remaining shareholders are not required to, nor entitled to vote on this matter.

A copy of the Fund's most recent annual report and semi-annual report, including financial statements and schedules, is available at no charge by sending a written request to the Fund, c/o Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246, or by calling 877-271-8811.

You may also visit http://www.entrepreneurshares.com.

NO SHAREHOLDER VOTE WILL BE TAKEN WITH RESPECT TO THE MATTER DESCRIBED IN THIS INFORMATION STATEMENT. THE TRUST IS NOT ASKING YOU FOR A PROXY AND YOU ARE NOT REQUESTED TO SEND US A PROXY.

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The New Investment Advisory Agreement and Current Investment Advisory Agreement

At the March 15, 2023, meeting, the Board approved an amended and restated investment advisory agreement. Under the terms of the New Investment Advisory Agreement between the Trust and the Adviser, on behalf of the Fund, the Adviser is entitled to receive an annual advisory fee from the Fund equal to 0.75% of the Fund's average daily net assets. Under this agreement, the Adviser pays most operating expenses of the Fund with the exception of Rule 12b-1 distribution fees, acquired fund fees and expenses, brokerage fees and commissions, borrowing costs (such as interest and dividends on securities sold short, if any), taxes and extraordinary expenses. For such compensation, the Adviser, at its own expense, continuously furnishes an investment oversight program for the Fund, subject to the Fund's investment objectives, policies, and restrictions and such policies as the Trustees determined. The current investment advisory agreement was most recently approved by the sole shareholder of the Fund on November 6, 2017. The Board of Trustees, including the Independent Trustees (i.e. non-interested person trustees as defined in the 1940 Act), unanimously renewed the current investment advisory agreement (the "Current Investment Advisory Agreement") at a meeting on August 24, 2022.

The Current Investment Advisory Agreement and New Investment Advisory Agreement each provide that it will continue in force for an initial period of two years, and from year to year thereafter, but only so long as its continuance is approved at least annually by the Trustees at a meeting called for that purpose or by the vote of a majority of the outstanding shares of the Fund. The Current Investment Advisory Agreement and New Investment Advisory Agreement will automatically terminate on assignment and are terminable without penalty upon the vote of a majority of the Trustees, or by "vote of a majority of the outstanding voting securities" of the Fund (as defined in the 1940 Act), in each case, upon not more than 60 days' written notice to the Adviser. In addition, the Current Investment Advisory Agreement and New Investment Advisory Agreement can be terminated on not more than 60 days' notice given to the Fund by the Adviser.

The Current Investment Advisory Agreement and New Investment Advisory Agreement provide that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services hereunder, or for any losses that may be sustained in the purchase, holding or sale of any security.

The terms of the Current Investment Advisory Agreement and New Investment Advisory Agreement are identical in all material respects, except for the advisory fee and date of execution.

The following compares Fund fees over the most recent fiscal year and proforma fees assuming the New Investment Advisory Agreement had been in place.

Fee Table Based on Actual Fiscal Year 2022 Expenses and Proforma

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Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Actual	Proforma
Management Fee[1]	0.49%	0.75%
Other Expenses	0.00%	0.00%
Total Annual Expenses	0.49%	0.75%

1 The management fee is structured as a "unified fee," out of which the Fund's Adviser pays all of the ordinary operating expenses of the Fund, except for payments under any 12b-1 plan; taxes and other governmental fees; brokerage fees, commissions and other transaction expenses; interest and other costs of borrowing; litigation or arbitration expenses; acquired fund fees and expenses; and extraordinary or other non-routine expenses of the Fund; each of which is paid by the Fund.

The following examples illustrate the hypothetical expenses that you would pay on a $10,000 investment assuming annual expenses attributable to shares remain unchanged and shares earn a 5% annual return:

Based on Actual Fiscal Year 2022 Expenses

Example -	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $10,000 investment, assuming a 5% annual return	$50	$157	$274	$616

Based on Proforma Expenses

Example	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $10,000 investment, assuming a 5% annual return	$77	$240	$417	$930

Under the current investment advisory agreement, the Adviser earned fees of $437,877 during the fiscal year ended June 30, 2022. Had the New Investment Advisory Agreement been in place, the Trust estimates the Adviser would have earned $669,349 or 53% more.

The description in this Information Statement of the New Investment Advisory Agreement is only a summary. A form of the New Investment Advisory Agreement is attached as Appendix A. You should read this agreement.

Information Concerning Capital Impact Advisors, LLC

Capital Impact Advisors, LLC, located at 175 Federal Street, Suite 875, Boston, Massachusetts 02210, serves as investment adviser to the Fund. The Adviser is deemed to be controlled by Dr. Joel M. Schulman because he owns a majority of its voting interests. Pentegra Defined Benefit Plan for Financial Institutions, a tax qualified pension plan and trust owns 25% of the Adviser's voting interests. The Adviser was formed to offer investment advisory services to investment companies, financial institutions, pension, and profit-sharing plans and corporations. At present, the Adviser serves only investment companies and had assets under

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management of approximately $198 million as of December 31, 2022. The names, addresses, and principal occupations of the principal executive officers of the Adviser as of the date of this Information Statement are set forth below.

Name and Address*	Principal Occupation	Position with Trust
Dr. Joel M. Schulman	Chief Investment Officer, Managing Member, Founding Partner of Adviser	President, Treasurer, Trustee, and Chairperson of the Board of Trustees
Mihai Prisacariu	Chief Compliance Officer of Adviser	Chief Compliance Officer
Eva Adosoglou	Chief Operating Officer of Adviser	Chief Operations Officer
*	Each person's address is in care of Capital Impact Advisors, LLC 175 Federal Street, Suite 875, Boston, Massachusetts 02210.

Except as disclosed above, none of the Trustees or officers of the Trust is an officer, or employee of the Adviser. None of the Trustees or officers of the Trust had any material direct or indirect interest in any transactions or proposed transactions with the Adviser during the past fiscal year.

Certain additional information about other funds managed by the Adviser with a similar investment objective (i.e. identical) as the Fund's (i.e. long-term capital appreciation) is presented below.

Fund	Net Assets as of 12-31-22	Advisory Fee	Class	Expense Limitation (class specific)*
ERShares NextGen Entrepreneurs ETF	$20 million	0.75% of average net assets	n/a	n/a
ERShares US Small Cap**	$80 million	0.75% of average net assets	Retail*** Institutional	1.10% 0.85%
*	Share classes have differing total expenses based on distribution and shareholder services fees. Expense limit excludes certain items including certain borrowing costs, taxes, extraordinary expenses and acquired fund fees and expenses.
**	The Adviser earned an advisory fee equal to 0.72% of average fund net assets after fee waiver for the fiscal year ended June 30, 2022.
***	Retail class shares are not yet operational.

Evaluation by the Board of Trustees

At the March 15, 2023, Board Meeting, the Board considered a request for approval of the proposed amendment to the investment advisory agreement between the Adviser and the Trust on behalf of the Fund. The Trustees also re-considered their prior deliberations made on August 24, 2022, when they approved the renewal of the Current Investment Advisory Agreement as well as deliberating upon updated and supplemental information. The summary below represents the collective recent and prior deliberations of the Board.

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 Approval of the New Investment Advisory Agreement

The Board reviewed and discussed the written materials that were provided in advance of the meeting and deliberated on the approval of the New Investment Advisory Agreement with respect to the Fund. The Board members relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the New Investment Advisory Agreement with respect to the Fund and the weight to be given to each such factor. The conclusions reached by the Board were based on a comprehensive evaluation of all the information currently and previously provided, both in written and verbal form, and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the New Investment Advisory Agreement. The Trustees reviewed the quality of work and abilities of the Adviser. The Trustees concluded that the Adviser continues to have sufficient quality and depth of personnel, resources, overview experience, investment methods and compliance policies and procedures essential to performing its duties for the Fund.

Nature, Extent and Quality of Services. With respect to the nature, extent and quality of services to be provided or historically provided, the Trustees reviewed several documents provided by the Adviser. The Board reviewed updated and historical materials provided by the Adviser related to the proposed New Investment Advisory Agreement with respect to the Fund, including each Form ADV and a description of the manner in which investment decisions were made and executed, a review of the qualifications of the personnel performing services for the Fund, including the individuals that primarily monitor and execute the investment process. The Board discussed the extent of the research capabilities, the quality of the compliance infrastructure and the experience of its investment advisory personnel. The Board noted that the Adviser was an experienced investment adviser with seasoned senior management and that the performance of the Fund was supported by the quality and experience of the staff. Additionally, the Board received satisfactory responses from the Adviser with respect to a series of important questions, including: whether the Adviser was involved in any lawsuits or pending regulatory actions; whether the advisory services provided to its other accounts would conflict with the advisory services provided to the Fund; whether there were procedures in place to adequately allocate trades among its respective clients; and whether the Adviser's CCO had processes in place to review the portfolio manager's performance of duties to ensure compliance under its compliance program. The Board reviewed the information provided on the practices for monitoring compliance with the Fund's investment limitations and discussed the compliance programs with the CCO of the Trust. The Board noted that the CCO of the Trust continued to represent that the policies and procedures were reasonably designed to prevent violations of applicable federal securities laws. The Board also noted the Adviser's representation that the prospectus and statement of additional information for the Fund accurately describe the investment strategies of the Fund. The Board then reviewed a description of the revenue of the Adviser based on representations made by the Adviser and concluded that the Adviser has sufficient financial resources in order to meet its obligations to the Fund. The Board concluded that the Adviser has sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the New Investment Advisory Agreement and that the nature, overall quality and extent of the advisory services to be provided by the Adviser are expected to be satisfactory.

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Performance. The Trustees reviewed performance information over one-year, three-year, and five-year periods; as well as year-to-year. The Trustees also considered year-to-date performance which placed the fund at or near the top of the Morningstar Large Cap Growth category. The Trustees also gave weight to the Fund's top quartile performance during 2020 as compared to the Morningstar Large Cap Growth category and generally middle of category performance during 2018 and 2019. The Trustee did observe that performance during 2021 and 2022 was disappointing. The Trustees also considered that one year performance was nearly equal to the category and only somewhat below the Russell 1000 Growth Index. Based on further discussions with the Adviser, the Trustees concluded that the Fund's active style is intended to produce above market returns. They also noted that even in the Fund's prior index-tracking configuration, the index was more akin to an actively managed style. The Trustees further noted that as an actively managed Fund, it is susceptible to periods of lagging performance. The Board further noted that performance lagged the comparative references over certain time periods, but that the strategy was long-term and that it seemed imprudent to suggest that the Adviser change course. In total, the Board found performance somewhat below expectations, but satisfactory when viewed from a long-term expectation basis.

Fees and Expenses. As to the costs of the services to be provided to the Fund by the Adviser, the Board discussed Morningstar's classification of the Fund as within the Large Cap Growth ETF category. The Board also referred to the category analysis as of February 2023, noting the proposed increase in the management fee from 0.49% to 0.75% as compared to the reasonable range of fees in the category. The Trustees revisited the significant economic risk to the Adviser because the fee is structured as a unified fee under which the Adviser pays all the operating expenses of the Fund, with a few potential exceptions. The Trustees further observed that a fee of 0.75% would merely align the Fund with the category average of 0.74% and would be well below the category maximum of 1.41%. The Trustees noted that a fee of 0.75% would be no higher than any other funds advised by the Adviser or its affiliates. The Trustees conclude that the proposed fee was reasonable in light of the services to be provided and in light of category comparisons.

Profitability. The Board discussed projected management fee revenue at current and higher asset levels under the proposed fee increase. The Board also considered the Adviser's description of broad estimates of Fund expenses that the Adviser will bear under the unitary fee arrangement as well as overhead costs of the Adviser. Based on these estimated costs the Board concluded that at current asset levels the Adviser's pre-tax profit margin was unlikely to be modest and even at higher levels unlikely to exceed 50% and that such a profit margin would be a reasonable entrepreneurial type profit given the financial commitment of the Adviser to the Fund and as compared to industry surveys as well as certain court case holdings. The Board noted the Adviser and its affiliates do not receive any other compensation from the Fund. After further discussion, the Board determined the projected profitability of the Adviser from its relationship with the Fund was not excessive.

Economies of Scale. As to the extent to which the Fund will realize economies of scale, the Adviser reported $150 to $200 million to be the minimum asset level at which economies of scale might be reached. The Board discussed the Adviser's expectations for growth of the Fund and concluded that any material economies of scale would not be achieved in the near term. The Trustees and the Adviser agreed to revisit economies of scale as assets of the Fund grow.

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Conclusion. The Board weighed all of the factors presented to them in a so-called Gartenberg memo from counsel, the Morningstar analysis of returns and expense ratios, the returns of the benchmark index, profitability analysis, and discussions with the Adviser during the Board meeting to consider the approval of the New Investment Advisory Agreement. Without giving decisive weight to any one factor, the Board, including a majority of the Independent Trustees, determined the proposed management fee was fair and not unreasonable for the services to be provided and it was in the best interest of shareholders to approve the New Investment Advisory Agreement, subject to shareholder approval.

OTHER INFORMATION

OPERATION OF THE FUND

The Fund is a non-diversified series of the Trust. The Trust is an open-end investment management company organized as a Delaware statutory trust on July 1, 2010. The Trust's principal executive offices are located at 175 Federal Street, Suite 875, Boston, Massachusetts 02210. The Board is responsible for the general oversight of the management of the Fund, including general supervision of the Adviser, and other service providers. The Board is not involved in the day-to-day management of the Trust. Like other exchange-traded funds, the Fund retains various organizations to perform specialized services. Vigilant Distributors, LLC serves as the distributor to the Fund. The distributor is located at Gateway Corporate Center, Suite 216, 223 Wilmington West Chester Pike, Chadds Ford, PA 19317. Ultimus Fund Solutions, LLC, located at 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246, provides the Fund with administrative, accounting and dividend distribution services. Brown Brothers Harriman & Co., located at 50 Post Office Square, Boston, Massachusetts 02110 provides the Fund with transfer agent and custodial services.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

To the knowledge of the Trust's management, as of the Record Date, the following shareholders were principal shareholders because they were beneficial owners, via voting and investment power with respect to such shares, of more than 5% of the outstanding shares of the Fund:

Name and Address of Beneficial Owner	Amount of Ownership	Percent of Ownership
Pentegra Defined Benefit Plan for Financial Institutions 701 Westchester Avenue, Suite 320E White Plains NY 10604*	[___]	[_]%

* Pentegra Investors, Inc., 701 Westchester Avenue, Suite 320E, White Plains NY; 10604 is also deemed to be a beneficial owner by virtue of investment and voting powers granted to it as investment adviser to Pentegra Defined Benefit Plan for Financial Institutions.

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Shareholders owning more than 25% of the shares of a Fund are considered to "control" the Fund, as that term is defined under the 1940 Act. Persons controlling a Fund can determine the outcome of any proposal submitted to the shareholders for approval. As of the Record Date, Pentegra Defined Benefit Plan for Financial Institutions, a tax qualified pension plan and trust that holds a 25% equity stake in the Adviser is the majority shareholder of the Fund and considered a control person of the Fund. Cede & Co., 55 Water Street, 25th Floor New York, New York 10041, a financial institution that processes transfers of stock certificates on behalf of the Depository Trust Company, was known to own of record all of the outstanding shares of the Fund as the Record Date. Other than the Pentegra Defined Benefit Plan for Financial Institutions, the Fund does not have information concerning the beneficial ownership of shares.

SECURITY OWNERSHIP OF MANAGEMENT

As of the Record Date, the officers and trustees of the Trust owned an aggregate of less than 1% of the Fund.

COST OF DISTRIBUTION

The Board is providing this Informational Statement. The cost of preparing and mailing this Informational Statement, which is anticipated to total between $5,000 and $6,000, will be borne by the Fund. The Trust will request that broker/dealer firms, custodians, nominees, and fiduciaries forward this Informational Statement or notice thereof to the beneficial owners of the shares of record. Broker/dealer firms, custodians, nominee, and fiduciaries may be reimbursed for their reasonable expenses incurred in connection with such Informational Statement.

DELIVERY OF DOCUMENTS

If you and another shareholder share the same address, the Trust may only send one Information Statement unless you or the other shareholder(s) request otherwise. Call or write to the Trust if you wish to receive a separate copy of the Information Statement and the Trust will promptly mail a copy to you. You may also call or write to the Trust if you wish to receive a separate information statement in the future or if you are receiving multiple copies now and wish to receive a single copy in the future. For such requests, call the Trust at 877-271-8811, or write the Trust at c/o Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246.

SHAREHOLDER MEETINGS

The Trust is not required to hold annual meetings of shareholders, and therefore it cannot be determined when the next meeting of shareholders will be held. Shareholder proposals to be presented at any future meeting of shareholders of the Trust must be received by the Trust within a reasonable time before the Trust's solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials related to that meeting.

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BY ORDER OF THE BOARD OF TRUSTEES

Dr. Joel M. Shulman, President

April [_], 2023

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ERShares Entrepreneurs ETF

a series of EntrepreneurShares Series Trust

175 Federal Street, Suite 875
Boston, Massachusetts 02210

877-271-8811

IMPORTANT NOTICE OF INTERNET AVAILABILITY OF INFORMATION STATEMENT

This communication presents only an overview of the Information Statement that is available to you on the internet relating to the ERShares Entrepreneurs ETF (the "Fund"), a series of EntrepreneurShares Series Trust (the "Trust"). We encourage you to access and review all of the important information contained in the Information Statement. The Information Statement describes the recent approval of a new investment advisory agreement with Capital Impact Advisors, LLC with respect to the Fund.

This Notice of Internet Availability of the Information Statement is being mailed on or about April 10, 2023, to shareholders of record of the Fund as of March 27, 2023. The Information Statement will be available on the Trust's website at http://www.entrepreneurshares.com. A paper or e-mail copy of the Information Statement may be obtained, without charge, by calling the Fund toll-free at 1-877-271-8811 or by writing to the Fund c/o Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246.

If you want to receive a paper or e-mail copy of the Information Statement, you must request one. A copy of the Information Statement may be obtained upon request and without charge.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

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APPENDIX A

FORM OF AMENDED AND RESTATED INVESTMENT ADVISORY AGREEMENT

THIS AMENDED AND RESTATED INVESTMENT ADVISORY AGREEMENT (the "Agreement"), is effective as of [May 1], 2023, between ENTREPRENEURSHARES SERIES TRUST, a Delaware Statutory Trust (the "Trust"), and CAPITAL IMPACT ADVISORS, LLC, a Delaware Limited Liability Company (the "Advisor").

W I T N E S S E T H :

WHEREAS, the Trust is currently registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company currently consisting of four series, including the ERShares Entrepreneurs ETF (the "Fund");

WHEREAS, the Trust desires to retain the Advisor, which is an investment Advisor registered under the Act, as the investment advisor for the Fund;

WHEREAS, the Trust and the Adviser agreed to amend and restate the most-recently amended and restated Investment Advisory Agreement (which was amended and restated to reflected the new name of the Fund), dated as of September 17, 2019.

NOW, THEREFORE, the Trust and the Advisor do mutually promise and agree as follows:

1. Employment. The Trust hereby employs the Advisor to manage the investment and reinvestment of the assets of the Fund and to administer its business and administrative operations, subject to the direction of the Board of Trustees of the Trust (the "Board of Trustees") and the officers of the Trust, for the period and on the terms set forth in this Agreement. The Advisor hereby accepts such employment for the compensation herein provided and agrees during such period to render the services and to assume the obligations herein set forth.

2. Authority of the Advisor. The Advisor shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust or the Fund in any way or otherwise be deemed an agent of the Trust or the Fund. However, one or more shareholders, officers, directors or employees of the Advisor may serve as trustees and/or officers of the Trust, but without compensation or reimbursement of expenses for such services from the Trust. Nothing herein contained shall be deemed to require the Trust to take any action contrary to its Declaration of Trust, as amended, restated or supplemented, or any applicable statute or regulation, or to relieve or deprive the Board of Trustees of its responsibility for and control of the affairs of the Fund.

3. Obligations of and Services to be Provided by the Advisor. The Advisor undertakes to provide the services hereinafter set forth and to assume the following obligations:

A. Management and Administrative Services.

1. The Advisor shall furnish to the Trust adequate office space, which may be space within the offices of the Advisor or in such other place as may be agreed upon from time to time, and all office furnishings, facilities and equipment as may be reasonably required for performing services relating to advisory, research, asset allocation, portfolio manager selection and evaluation activities and otherwise managing and administering the business and operations of the Fund.

2. The Advisor shall employ or provide and compensate the executive, administrative, secretarial and clerical personnel necessary to supervise the provision of the services set forth in sub-paragraph 3(A)(1) and

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shall bear the expense of providing such services, except as provided in Section 4 of this Agreement. The Advisor shall also compensate all officers and employees of the Trust who are officers or employees of the Advisor and its affiliated companies.

B. Investment Management Services.

1. The Advisor shall, subject to and in accordance with the investment objective and policies of the Fund and any directions which the Board of Trustees may issue to the Advisor, have overall responsibility for the general management and investment of the assets and securities portfolios of the Fund.

2. The Advisor shall develop overall investment programs and strategies for the Fund, or segments thereof, shall revise such programs as necessary, and shall monitor and report periodically to the Board of Trustees concerning the implementation of the programs. The Advisor shall research and evaluate Portfolio Managers and shall advise the Board of Trustees of the Trust of the Portfolio Managers which the Advisor believes are best-suited to invest the assets of the Fund; shall monitor and evaluate the investment performance of each Portfolio Manager; shall determine the portion of the Fund's assets to be managed by each Portfolio Manager; shall recommend changes or additions of Portfolio Managers when appropriate; and shall coordinate the investment activities of the Portfolio Managers.

3. The Advisor shall be solely responsible for paying the fees of each Portfolio Manager.

4. The Advisor shall render to the Board of Trustees such periodic reports concerning the business and investments of the Fund as the Board of Trustees shall reasonably request.

C. Provision of Information Necessary for Preparation of Securities Registration Statements, Amendments and Other Materials.

The Advisor will make available and provide financial, accounting and statistical information required by the Fund for the preparation of registration statements, reports and other documents required by federal and state securities and tax laws, and with such information as the Fund may reasonably request for use in the preparation of such documents or of other materials necessary or helpful for the underwriting and distribution of the Fund's shares.

D. Provision of Personnel.

The Advisor shall make available its officers and employees to the Board of Trustees and officers of the Trust for consultation and discussions regarding the administration and management of the Trust and its investment activities.

4. Expenses. The Advisor shall pay all of its expenses arising from the performance of its obligations under this Agreement and shall pay any salaries, fees and expenses of the Trustees and any officers of the Trust who are employees of the Advisor. Except as otherwise provided herein, the Advisor shall not be required to pay any other expenses of the Trust, including, but not limited to direct charges relating to the purchase and sale of Fund securities, interest charges, fees and expenses of independent attorneys and auditors, taxes and governmental fees, cost of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase or redemption of shares, expenses of registering and qualifying shares for sale, expenses of printing and distributing reports and notices to shareholders, expenses of data processing and related services, shareholder recordkeeping and shareholder account service, expenses of printing and filing reports and other documents filed with governmental agencies, expenses of printing and distributing Prospectuses, fees and disbursements of transfer agents and custodians, expenses of disbursing dividends and distributions, fees and expenses of Trustees who are not

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employees of the Advisor or its affiliates, membership dues in the investment company trade association, insurance premiums and extraordinary expenses such as litigation expenses.

5. Compensation of the Advisor. As compensation for services performed and the facilities and personnel provided by the Advisor under this Agreement, the Fund will pay to the Advisor a fee, accrued daily and payable monthly on the average daily net assets in the Fund, with the fee equal to 1/12 of 0.75% of the average daily net assets of the Fund. The fee is structured as a "unified fee," out of which the Adviser pays all of the ordinary operating expenses of the Fund, except for the fee payment under this Agreement; payments under any 12b-1 plan; taxes and other governmental fees; brokerage fees, commissions and other transaction expenses; interest and other costs of borrowing; litigation or arbitration expenses; acquired fund fees and expenses; and extraordinary or other non-routine expenses of the Fund; each of which is paid by the Fund.

Upon any termination of this Agreement on a day other than the last day of the month, the fee for the period from the beginning of the month in which termination occurs to the date of termination shall be prorated according to the proportion which such period bears to the full month.

6. Ownership of Shares of the Fund. The Advisor shall not take an ownership position in the Fund, and shall not permit any of its shareholders, officers, directors or employees to take a long or short position in the shares of the Fund, except for the purchase of shares of the Fund for investment purposes at the same price as that available to the public at the time of purchase or in connection with the initial capitalization of the Fund.

7. Exclusivity. The services of the Advisor to the Fund hereunder are not to be deemed exclusive and the Advisor shall be free to furnish similar services to others as long as the services hereunder are not impaired thereby.

8. Liability. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Advisor, the Advisor shall not be subject to liability to the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services hereunder, or for any losses that may be sustained in the purchase, holding or sale of any security.

9. Brokerage Commissions. The Advisor, subject to the control and direction of the Board of Trustees, and any Portfolio Managers, subject to the control and direction of the Board of Trustees and the Advisor, shall have authority and discretion to select brokers and dealers to execute portfolio transactions for the Fund and for the selection of the markets on or in which the transactions will be executed. The Advisor or the Portfolio Managers may cause the Fund to pay a broker dealer which provides brokerage and research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), to the Advisor or the Portfolio Managers a commission for effecting a securities transaction in excess of the amount another broker dealer would have charged for effecting such transaction, if the Advisor or the Portfolio Manager determines in good faith that such amount of commission is reasonable in relation to the value of brokerage and research services provided by the executing broker dealer viewed in terms of either that particular transaction or his overall responsibilities with respect to the accounts as to which he exercises investment discretion (as defined in Section 3(a)(35) of the Exchange Act). The Advisor shall provide such reports as the Board of Trustees may reasonably request with respect to the Fund's total brokerage and the manner in which that brokerage was allocated.

10. Code of Ethics. The Advisor has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Act and has provided the Trust with a copy of the code of ethics and evidence of its adoption. Upon the written request of the Trust, the Advisor shall permit the Trust to examine the reports required to be made by the Advisor pursuant to Rule 17j-1(c)(1).

11. Amendments. This Agreement may be amended by the mutual consent of the parties; provided, however, that in no event may it be amended without the approval of the Board of Trustees in the manner required by the Act, and, if required by the Act, by the vote of the majority of the outstanding voting securities of the Fund, as defined in the Act.

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Preliminary Copy – Subject to Revision

12. Termination. This Agreement may be terminated at any time, without the payment of any penalty, by the Board of Trustees or by a vote of the majority of the outstanding voting securities of the Fund, as defined in the Act, upon giving sixty (60) days' written notice to the Advisor. This Agreement may be terminated by the Advisor at any time upon the giving of sixty (60) days' written notice to the Trust. This Agreement shall terminate automatically in the event of its assignment (as defined in Section 2(a)(4) of the Act). Subject to prior termination as hereinbefore provided, the Agreement shall remain in effect for an initial period of two years, and thereafter shall remain in effect indefinitely, but only so long as the continuance after such initial period is specifically approved annually by (i) the Board of Trustees or by the vote of the majority of the outstanding voting securities of the Trust, as defined in the Act, and (ii) the Board of Trustees in the manner required by the Act, provided that any such approval may be made effective not more than sixty (60) days thereafter.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on the day first above written.

CAPITAL IMPACT ADVISORS, LLC

By: _____________

Joel Shulman, Managing Director

ENTREPRENEURSHARES SERIES TRUST

By: ______________

Joel Shulman, President

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